CARLYLE SELECT TRUST

Carlyle Enhanced Commodity Real Return Fund

Supplement dated April 17, 2015 to the

Prospectus dated June 24, 2014

Liquidation of the Carlyle Enhanced Commodity Real Return Fund (the “Fund”)

On April 17, 2015, the Board of Trustees (the “Board”) of Carlyle Select Trust (the “Trust”) approved a Plan of Liquidation (the “Plan”) proposed by Carlyle GMS Investment Management L.L.C., the Fund’s manager (the “Manager”). The Plan calls for the complete liquidation of the Fund, a series of the Trust, effective on or about May 18, 2015 (the “Liquidation Date”).

Liquidation of Assets. On the Liquidation Date, the Fund will distribute all of its assets after paying, or setting aside the amount to pay, any liabilities, in a complete liquidation of the Fund. On the Liquidation Date, all outstanding shares will be cancelled. Following completion of the Liquidation, the Trust will be dissolved. The Fund’s Manager, and not the Fund, will bear the costs incurred in connection with carrying out the Plan; however, the Fund will bear its ordinary course expenses during the liquidation.

Shareholders whose shares are automatically cancelled by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date (the “Liquidation Distribution”).

Important Tax Information. The cancellation of the Fund’s shares or the receipt of the Liquidation Distribution will be treated as a sale of the Fund’s shares for U.S. federal income tax purposes. Shareholders should review the discussions under “Shareholder Information—Distributions and Taxes” in the Prospectus and “Distribution and Taxes” in the Statement of Additional Information, each dated June 24, 2014. This Supplement and the discussion under Shareholder Information—Distributions and Taxes” in the Prospectus and “Distribution and Taxes” in the Statement of Additional Information do not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (including corporate shareholders that own 80% or more of the Fund’s shares).

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of the cancellation of Fund shares or receiving the Liquidation Distribution with respect to their particular tax circumstances.